Security Agreement


     This Security Agreement (the "Security Agreement") is made as of June 12, 2007, between Security National Life Insurance Company, a Utah corporation, the "Borrower" under a Loan Agreement with Lender of the same date of this Security Agreement, and Security National Financial Corporation, a Utah corporation, the "Guarantor" under that Loan Agreement (collectively, "Grantor"), and Zions First National Bank ("Lender"), pursuant to a Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement").

     For  good  and   valuable   consideration,   receipt  of  which  is  hereby
acknowledged, Grantors and Lender hereby agree as follows:

     1. Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the Uniform Commercial Code which are used herein shall have the meanings set forth in the Uniform Commercial Code, except as expressly defined otherwise. As used herein, the term:

     "Collateral" means the collateral described in Section 2, Grant of Security Interest, below.

     "Default Rate" means the default interest rate provided in the Promissory Note.

     "Financial Obligations Collateral" means all Underlying Notes, instruments, deeds of trust, mortgages, guarantees, and security agreements that are part of the Collateral.

     "Liquidation Costs" means the reasonable costs and out of pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation,
(a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

     "Permitted Encumbrances" means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Loan Documents, and security interests and liens authorized in writing by Lender.

     "Uniform Commercial Code" means the Uniform Commercial Code as adopted now or in the future in the State of Utah or any other state in which the Collateral is located.

     2. Grant of Security Interest. Grantors hereby grant to Lender a security interest in the following personal property of Grantors (the "Collateral"):

          a. Any and all Underlying Notes and instruments payable to or owing to Security National Life Insurance Company or held by Security National Life Insurance Company;

          b. Any and all Underlying Notes and instruments payable to or owing to Security National Mortgage Company that have been assigned to or are held by Security National Life Insurance Company and which also qualify as Underlying Notes under the Loan Agreement of the same date herewith between Lender and Borrower;

          c. Any and all deeds of trust, mortgages, and security agreements, collateral that secure any of the foregoing obligations;

          d. All guarantees and supporting obligations that are related to any of the foregoing obligations; and

          e. All amendments, modifications, renewals, extensions, replacements, additions, and accessions to the foregoing and all proceeds thereof.

     Grantors and Lender acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Grantors, regardless of when advances to Grantors are actually made or when the Collateral is acquired.

     3. Debts Secured. The security interest granted by this Security Agreement shall secure the following debts, obligations and liabilities of Grantors, to Lender, including, without limitation, (a) the Promissory Note of Borrower in favor of Lender of even date herewith in the original principal amount of Forty Million Dollars ($40,000,000.00) (the "Promissory Note"), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount), (b) all obligations of Borrower or Guarantor arising from or relating to the Loan Documents, including, without limitation, this Security Agreement, (c) advances of the same kind and quality or relating to this transaction, and (d) all overdrafts on any account of Grantors maintained with Lender, now existing or hereafter arising.

     Grantors and Lender expressly acknowledge their mutual intent that the security interest created by this Security Agreement secure any and all future debts, obligations, and liabilities of Grantors to Lender only upon the mutual agreement of the parties at the time Lender extends such future credit to Grantors.

     4. Location of Grantors and Collateral. Grantors represents and warrants that:

          a. Borrower and Guarantor are corporations incorporated under the laws of the State of Utah.

          b. The complete and exact name of Borrower is Security National Life Insurance Company. The complete and exact name of Guarantor is Security National Financial Corporation.

          c.  During  the five (5)  years  preceding  the date of this  Security
     Agreement:

               i. Grantors has not been known by nor used any legal, fictitious or trade name;

               ii. Grantors has not changed its name in any respect;

               iii. Grantors has not been the surviving entity of a merger or consolidation;

          d. Grantors' chief executive office and principal place of business is located at 5300 South 360 West, Salt Lake City, Utah, 84157.

          e. Grantors' place of business is located at 5300 South 360 West, Salt Lake City, Utah, 84157.

          f. During the five (5) years preceding the date of this Security Agreement, there has not been any change in any of the above locations.

     Grantors agrees that they will not change its state of organization, name, or any of the above locations or create any new locations for such matters without giving Lender at least thirty (30) days prior written notice thereof.

     5. Representations and Warranties Concerning Collateral. Grantors represent and warrant that:

          a. Grantors are the sole owner of the Collateral.

          b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.

          c. The Financial Obligations Collateral, if any, are each a bona fide obligation of the obligor identified therein for the amount identified in the records of Grantors, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Financial Obligations Collateral.

          d. There are no defenses or setoffs to payment of the Financial Obligations Collateral, if any, which can be asserted by way of defense or counterclaim against Grantors or Lender, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Financial Obligations Collateral.

          e. Grantors have no knowledge of any fact or circumstance which would materially impair the ability of any obligor on the Financial Obligations Collateral, if any, to timely perform its obligations thereunder, except those which arise in the ordinary course of business and which do not affect a material portion of the Financial Obligations Collateral.

          f. Any services performed or goods sold giving rise to the Financial Obligations Collateral, if any, have been rendered or sold in compliance with applicable laws, ordinances, rules, and regulations and in the ordinary course of Grantors' business.

     6. Covenants Concerning Collateral. Grantors covenant that:

          a. Grantors will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances.

          b. Grantors agree to furnish Lender with any information reasonably needed to identify Collateral that Lender wishes to describe in its financing statement promptly upon request. Grantors will execute and deliver any documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien, give good faith, diligent cooperation to Lender, and perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien, including, without limitation, obtaining control for purposes of perfection with respect to Collateral consisting of investment property, letter-of-credit rights, and electronic chattel paper. Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien in the Collateral. Grantors acknowledges that they are not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to Grantors' rights under U.C.A. ss. 70A-9-509 of the Utah Uniform Commercial Code or equivalent section of the Uniform Commercial Code in any other jurisdiction. Grantors will pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Lender to be necessary or desirable.

          c. Borrower shall submit to Lender reports as to the Collateral, at such times and in such form as Lender may reasonably request. Grantors will at all times keep accurate and complete records of the Collateral. Lender or its representatives may, at any time and from time to time, enter any premises where the Collateral and/or the records pertaining to the Collateral are located and inspect, inventory, audit, check, copy, and otherwise review the Collateral and the records concerning the Collateral.

          d. Upon the occurrence of an Event of Default and when Lender so requests, all collections and other proceeds from the Financial Obligations Collateral, if any, shall be deposited into an account designated by Lender (the "Cash Collateral Account"), which account shall be under the sole and exclusive control of Lender. Such proceeds and collections shall not be commingled with any other funds and shall be promptly and directly deposited into such account in the form in which received by Grantors. Such proceeds and collections shall not be deposited in any other account and said Cash Collateral Account shall contain no funds other than such proceeds and collections. All or any portion of the funds on deposit in said Cash Collateral Account may, in the sole discretion of Lender, be applied from time to time as Lender elects to payment of obligations secured by this Security Agreement or Lender may elect to turn over to Grantors, from time to time, all or any portion of such funds.

          e. Grantors agree to use diligent and good faith efforts to collect the Financial Obligations Collateral, if any. Until written notice is given by Lender, Grantors are authorized to collect the Financial Obligations Collateral in a commercially reasonable manner. Lender, in its discretion, may terminate such authority at any time whereupon Lender is authorized by Grantors, without further act, to notify any and all account debtors and obligors to make payment thereon directly to Lender, and to take possession of all proceeds from the Financial Obligations Collateral, and to take any action which Grantors might or could take to collect the Financial Obligations Collateral, including the right to make any compromise, discharge, or extension. Lender may exercise such collection rights at any time, when either Grantor is in default under this Security Agreement or the Loan Documents. Upon request of Lender, Grantors agree to execute and deliver to Lender a notice to the account debtors and obligors instructing said account debtors and obligors to pay Lender. Grantors further agree to execute and deliver to Lender all other notices and similar documents requested by Lender to facilitate collection of the Financial Obligations Collateral.

          f. All costs of collection of the Financial Obligations Collateral, if any, including attorneys fees and legal expenses, shall be borne solely by Grantors, whether such costs are incurred by or for Grantors or Lender. In the event Lender elects to undertake direct collection of the Financial Obligations Collateral, Grantors agree to deliver to Lender, if so requested, all books, records, and documents in Grantors' possession or under its control as may relate to the Financial Obligations Collateral or as may be helpful to facilitate such collection. Lender shall have no obligation to cause an attorneys demand letter to be sent, to file any lawsuit, or to take any other legal action in collection of the Financial Obligations Collateral. It is agreed that collection of the Financial Obligations Collateral in a commercially reasonable manner does not require that any such legal action be taken.

          g. Grantors do hereby make, constitute, and appoint Lender and its designees as Grantors' true and lawful attorney in fact, with full power of substitution, such power to be exercised in the following manner: (1) upon occurrence of an Event of Default, Lender may institute procedures whereby payments and other proceeds of the Financial Obligations Collateral shall be paid under a remittance account or lock box arrangement with Lender, or Lender's agent, and pursuant to which Lender shall receive and open all mail addressed to Grantors and remove therefrom any payments of the Financial Obligations Collateral, if any; (2) upon occurrence of an Event of Default, Lender may cause mail relating to the Financial Obligations Collateral to be delivered to a designated address of Lender where Lender may open all such mail and remove therefrom any payments of the Financial Obligations Collateral; (3) upon occurrence of an Event of Default, Lender may endorse Grantors' names upon notes, checks, acceptances, drafts, money orders, or other forms of payment of the Financial Obligations Collateral;
     (4) upon occurrence of an Event of Default, Lender may settle or adjust disputes or claims in respect to the Financial Obligations Collateral for amounts and upon such terms as Lender, in good faith, deems to be advisable, in such case crediting Grantors with only the proceeds received and collected by Lender after deduction of Lender's costs, including reasonable attorneys fees and legal expenses; and (5) Lender may do any and all other things necessary or proper to perfect and, upon occurrence of an Event of Default, to protect the liens and rights of Lender created under this Security Agreement.

          h. Prior to the advancing of any funds under the Loan Agreement, Grantors shall deliver to Lender the original of any of such instruments or notes that are secured by Commercial Property or Construction Property under the Loan Agreement that are being used as part of the Borrowing Base as set forth in the Loan Agreement. For all other instruments or notes that are secured by Underlying Property that is not Commercial Property or Construction Property, Grantors may retain the original document or note. Lender grants Grantors a revocable license to receive payments or rents under all instruments or notes. Lender may revoke such license at any time upon an occurrence of default under the Note, the Loan Agreement, this Security Agreement. Upon such a revocation, Grantors shall immediately endorse and deliver all instruments or notes to Lender as required by Lender, along with all profits, payments, rents, or other monies received by Grantors pursuant to such instruments or notes. For such other instruments retained in original form by Grantors, Grantors may also sell or assign such instruments or notes in the ordinary course of business as long as Grantors are not in default under this Security Agreement, the Loan Agreement, or the Promissory Note. In such instances, Lender will cooperate with Grantors in allowing for the security interest in any such specific instruments or chattel that are being sold to a bona fide purchaser to terminate.

          i. Grantors shall, immediately upon obtaining knowledge thereof, report to Lender in writing any material claim or dispute asserted by any obligor on any item of that Collateral, and any other material matters that may affect the value, enforceability or collectability of any of that Collateral. Grantors shall also immediately report to Lender (which may be accomplished in any meetings with Lender to report on Collateral under the Loan Agreement) any default on any item of Financial Obligations Collateral under which Grantors shall take such action as foreclosing on or repossessing any such Collateral.

          j. Grantors shall not, without Lender's written consent, make any material settlement, compromise or adjustment of any item of Financial Obligations Collateral or grant any material discounts, extensions, allowances or credits thereon. Grantors, however, may take such actions that are customary and normal in its ordinary course and practice of business without the Lender's written consent, such as granting extensions of time for up to one year consistent with the Loan Agreement or imposing default rates of interest in the event of default.

     7. Right to Perform for Grantors. Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Grantors, pay filing, recording, insurance and other charges payable by Grantors, or provide insurance as provided herein if Grantors fail to do so. Any such payments advanced by Lender shall be repaid by Grantors upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

     8. Default. Time is of the essence of this Security Agreement. The occurrence of any Event of Default shall constitute a default under this Security Agreement.

     No course of dealing or any delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

     9. Remedies. Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Documents:

          a. Lender shall have all the rights and remedies available under the Uniform Commercial Code;

          b. Lender shall have the right to enter upon any premises where the Collateral or records pertaining to the Collateral may be and take possession of the Collateral and such records;

          c. Upon request of Lender, Grantors shall, at the expense of Grantors, assemble the Collateral and records pertaining to the Collateral at a place designated by Lender and tender the Collateral and such records to Lender; and

          d. Lender may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Security Agreement.

     Grantors shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral. Lender shall not have any obligation to clean-up or otherwise prepare any Collateral for sale, lease, or other disposition.

     The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

     Upon the occurrence of any Event of Default, Grantors agree to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by or on behalf of Lender in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies. Additionally, Grantors agree to pay all Liquidation Costs. Any and all such costs, expenses, and Liquidation Costs shall be payable by Grantors upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

     Regardless of the occurrence of any Event of Default, Grantors agree to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Grantors, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

     10. Notices. All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Loan Agreement.

     11. Indemnification. Grantors shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Grantors or by Lender in good faith of this Security Agreement, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

     12. General. This Security Agreement is made for the sole and exclusive benefit of Grantors and Lender and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Security Agreement.

     Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Grantors or any Guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.

     If the incurring of any debt by Grantors or the payment of any money or transfer of property to Lender by or on behalf of Grantors or any Guarantor should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Grantors and Guarantor, and each of them, and this Security Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

     This Security Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

     Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

     All agreements, representations, warranties and covenants made by Grantors shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Lender contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement. All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

     This Security Agreement, together with the Loan Documents, constitute the entire agreement between Grantors and Lender as to the subject matter hereof and may not be altered or amended except by written agreement signed by Grantors and Lender. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.



     IN WITNESS WHEREOF, Lender and Grantors have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                     Lender:

                                     Zions First National Bank



                                     By: s/s Todd Harris
                                         ---------------
                                         Todd Harris
                                         Vice President



                                    Grantors:

                                    Security National Life Insurance Company, a Utah corporation



                                    By: s/s Scott M. Quist
                                        ------------------
                                        Scott M. Quist, President


                                    Security National Financial Corporation, a Utah corporation



                                    By:  s/s Scott M. Quist
                                         ------------------
                                         Scott M. Quist, President